Supplement to Prospectus
HC Advisors Shares
Dated March 29, 2010 for
HC Capital Trust
The date of this Supplement is July 6, 2010
THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT FILED ON MAY 4, 2010
The Fixed Income Portfolio:
1.	The following replaces the section of the Prospectus with respect to Aberdeen Asset Management Inc. (“AAMI”) under the “Portfolio Managers” section on page 43 of the Prospectus:
AAMI: J. Christopher Gagnier has been with AAMI (including its predecessor companies) since 1997, Keith Bachman has been with the firm since 2007, Oliver Boulind has been with the firm since 2008, Steven Cianci has been with the firm since 2010. Neil Moriarty has been with the firm (or its predecessor companies) since 2002, Timothy Vile has been with the firm (including its predecessor companies) since 1991, Michael Degernes has been with the firm (including its predecessor companies) since 2004 and Edward Grant has been with the firm (including its predecessor companies) since 2002. Messrs. Gagnier, Bachman, Moriarty, Taylor, Vile, Degernes and Grant have co-managed the Portfolio since December, 2005 and Mr. Boulind has co-managed the Portfolio since February, 2008.
2.	The following replaces the third paragraph of the “Specialist Manager Guide on page 103 of the Prospectus:
Messrs. J. Christopher Gagnier, Keith Bachman, Oliver Boulind, Steven Cianci, Neil Moriarty, Timothy Vile, Michael Degernes and Edward Grant are jointly and primarily responsible for the day-to-day management of this Portfolio’s assets. Mr. Gagnier is Head of U.S. Fixed Income Investment as well as a Senior Portfolio Manager and has been with the firm (including its predecessor companies) since 1997. Mr. Gagnier holds an MBA from University of Chicago and has over 29 years in the investment management industry. Mr. Bachman is a Senior Portfolio Manager and has been with the firm since 2007. Prior to joining Aberdeen, Mr. Bachman was a High Yield Analyst/Portfolio Manager with Deutsche Asset Management from 2002-2006 and from 2006-2007 he was Director of Credit Research at Stone Tower Capital. Mr. Bachman holds an MBA from Columbia University, with over 20 years in the investment management industry. Mr. Boulind is a Senior Portfolio Manager and has been with the firm since 2008. Prior to joining the firm, Mr. Boulind was a Research Team Leader at AllianceBernstein L.P. from 2004-2008 and from 2001-2004 he was a High Yield Analyst with Invesco Ltd. Mr. Boulind holds an MBA from Dartmouth College, is a Chartered Financial Analyst and has over 16 years in the investment management industry. Mr. Moriarty is a Senior Portfolio Manager and has been with the firm (or its predecessor companies) since 2002. Mr. Moriarty holds a BA from University of Massachusetts and has over 22 years in the investment management industry. Mr. Cianci is a Senior Portfolio Manager and has been with the firm since 2010. Mr. Cianci holds an MBA from Widener University, is a Chartered Financial Analyst and has over 17 years experience in the investment management industry. Mr. Vile is a Senior Portfolio Manager and has been with the firm (including its predecessor companies) since 1991. Mr. Vile holds a BS from Susquehanna University, is a Chartered Financial Analyst with over 24 years in the investment management industry. Mr. Degernes is a Portfolio Manager and has been with the firm (including its predecessor companies) since 2004. Mr. Degernes holds an MS from University of California, Davis and has over 29 years in the investment management industry. Mr. Grant is a Portfolio Manager and has been with the firm (including its predecessor companies) since 2002. Mr. Grant holds an MBA from Widener University and has over 22 years in the investment management industry. As of March 31, 2010, AAMI managed total assets of $20.0 billion, of which approximately $7.9 billion consisted of mutual fund assets.
The Trust:
1.	The following replaces the “Dividends and Distributions” section of the Prospectus under “More Information About Fund Investments and Risks”:

Supplement to Advisors Shares Prospectus for HC Capital Trust

Dividends and Distributions. Any income a Portfolio receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends, if any, on The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization Equity Portfolio, The Institutional Small Capitalization Equity Portfolio, The Real Estate Securities Portfolio and The Fixed Income Opportunity Portfolio are paid on a quarterly basis. Dividends on The International Equity Portfolio and The Institutional International Equity Portfolio are paid semi-annually. Dividends on The Emerging Markets Portfolio are paid on an annual basis. Income dividends on each of the fixed income Portfolios are paid monthly. Capital gains for all Portfolios, if any, are distributed at least annually.
2.	The following replaces “Multiple Class Portfolios” in the “Purchases and Redemptions” section on page 90 of the Prospectus under “Shareholder Information”:
Multiple Class Portfolios. The Trust offers two classes of shares: HC Advisors Shares and HC Strategic Shares. This Prospectus provides information for the HC Advisors Shares. HC Advisor Shares are available for purchase by any financial intermediary (each an “Intermediary”) that (i) has entered into, and maintains, a client agreement with the Primary Investment Adviser; and (ii) acting in accordance with discretionary authority on behalf of such Intermediary’s fiduciary clients, seeks to invest in one or more of the Trust’s Portfolios. HC Advisors Shares have service fees not applicable to the HC Strategic Shares.
Emerging Markets Portfolio: (From the Supplement dated May 4, 2010)
1.	The following replaces the section of the Prospectus with respect to SSgA FM under the “Portfolio Managers” section on page 39 of the Prospectus:
SSgA FM: Brad Aham, CFA, FRM and Christopher Laine joined SSgA Fm in 1993 and 2007, respectively. Mr. Aham has managed the active investment strategy portion of the Portfolio allocated to SSgA FM since December, 2009 and Mr. Laine has managed the active investment strategy portion of the Portfolio allocated to SSgA FM since April, 2010.
2.	The following replaces the third paragraph of the “Specialist Manager Guide” on page 111 of the Prospectus:
With respect to the provision of investment management services for the SSgA FM Account, the SSgA FM Emerging Markets Active Management Team provides those services. The portfolio managers Brad Aham, CFA, FRM and Christopher Laine jointly and primarily have the most significant day-to-day responsibility for management of the Portfolio.
3.	The following replaces the fifth paragraph of the “Specialist Manager Guide” on page 111 of the Prospectus:
Mr. Laine is a Vice President of SSgA FM and a Principal of SSgA FM. He joined the firm in 2007 and is a member of the firm’s Active Emerging Markets Team. Previously, Mr. Laine had been the Head of Asset Allocation for a European-based Emerging Markets Hedge Fund. Mr. Laine holds an MBA in Finance from Emory University and an MA in International Transactions and Economics from George Mason University.
The Small Capitalization Equity Portfolio: (From the Supplement dated May 4, 2010) The following replaces the section of the Prospectus with respect to Pzena under the “Portfolio Managers” section on page 21 of the Prospectus:
Pzena: Richard Pzena, John Goetz, Benjamin Silver and John Flynn have been with Pzena since 1995, 1996, 2001 and 2005, respectively.
The Institutional Small Capitalization Equity Portfolio: (From the Supplement dated May 4, 2010) The following replaces the section of the Prospectus with respect to Pzena under the “Portfolio Managers” section on page 25 of the Prospectus:
Pzena: Richard Pzena, John Goetz, Benjamin Silver and John Flynn have been with Pzena since 1995, 1996, 2001 and 2005, respectively.
The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio: (From the Supplement dated May 4, 2010) The following replaces the second paragraph of the “Specialist Manager Guide”, beginning on page 109 of the Prospectus:

Supplement to Advisors Shares Prospectus for HC Capital Trust

Richard Pzena, John Goetz, Benjamin Silver and John Flynn are primarily responsible for the day-to-day management of that portion of the assets of Portfolio allocated to Pzena. Mr. Pzena is the founder and Co-Chief Investment Officer of Pzena, as well as being the Co-Portfolio Manager on each of Pzena’s domestic investment strategies and a member of Pzena’s executive committee. Mr. Pzena formed Pzena in 1995. Mr. Goetz is a Managing Principal, Co-Chief Investment Officer and Portfolio Manager at Pzena, as well as being the Co-Portfolio Manager of each of Pzena’s investment strategies and a member of Pzena’s executive committee. Mr. Goetz joined Pzena in 1996. Mr. Silver is a Principal, Co-Director of Research and Portfolio Manager of Small Cap Value at Pzena. Mr. Silver joined Pzena in 2001. Mr. Flynn is a Principal and Portfolio Manager at Pzena, and will be transitioning over the course of 2010 to replace Mr. Goetz as a Co-Portfolio Manager on Small Cap Value. Mr. Flynn joined Pzena in 2005.
The Short-Term Municipal Bond Portfolio: (From the Supplement dated May 4, 2010) Effective immediately, Susan S. Mooney will no longer serve as a portfolio manager for the portion of the Short-Term Municipal Bond Portfolio managed by Breckenridge Capital Advisors, Inc.
The Intermediate Term Municipal Bond Portfolio: (From the Supplement dated April 9, 2010) Effective immediately the Intermediate Term Municipal Bond Portfolio benchmark will be changed from the Barclays Municipal 5-Year General Obligations Index (“Barclays Municipal 5-Year G.O. Index) to the Barclays Municipal 3-15 Year Blend Index. The reason for the change is that the Barclays Municipal 5-Year G.O. Index lacks broad sector diversification, is highly concentrated in yield curve exposure and holds only general obligation bonds, which represent approximately 30% of the overall sector allocation of the municipal market, without representation of other key sectors such as revenue and prerefunded bonds in which the Portfolio invests. The “bulleted” nature of the Barclays Municipal 5-Year G.O. Index also leads to a high maturity concentration of bonds within the range of 4 to 6 years. These high sector and curve concentrations do not fully reflect the opportunity set that the municipal market offers or that the Specialist Manager may pursue. The Barclays Municipal 3-15 Year Blend Index offers greater sector and yield curve diversification. With this index, sector diversification includes general obligation, prerefunded and revenue bonds, and yield curve exposure represents bonds maturing from 2 to 17 years.
1. The following replaces the “Average Annual Total Returns” table, found on page 59 of the Prospectus:
Average Annual Total Returns
(for the periods ended 12/31/09)

	One	Five	Ten
	Year	Years	Years
The Intermediate Term Municipal Bond Portfolio

- Before Taxes	9.58%	2.81%	4.39%
- After Taxes on Distributions	9.58%	2.67%	4.31%
- After Taxes on Distributions and Sale of Portfolio Shares	7.72%	2.87%	4.34%
Barclays Capital Municipal Index 3-15 Year Blend* (reflects no deduction for fees, expenses or taxes)	9.46%	4.49%	5.60%
Barclays Capital 5-Year G.O. Index (reflects no deduction for fees, expenses or taxes)	5.77%	3.65%	4.56%

*	Effective April 9, 2010, the Fund transitioned its benchmark from the Barclays Capital 5-Year General Obligations Index to Barclays Capital Municipal Index 3-15 Year Blend.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Supplement to Advisors Shares Prospectus for HC Capital Trust